UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated June 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-06                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On August 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  August 26, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders August 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  August 25, 2003



                      Centex Home Equity Loan Trust 2003-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 August 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1       95,300,000.00     93,919,876.24   3,044,876.35     128,357.16    3,173,233.51     0.00       0.00       90,874,999.89
AF_2       21,300,000.00     21,300,000.00           0.00      32,624.50       32,624.50     0.00       0.00       21,300,000.00
AF_3       52,300,000.00     52,300,000.00           0.00      99,936.58       99,936.58     0.00       0.00       52,300,000.00
AF_4       65,700,000.00     65,700,000.00           0.00     177,116.25      177,116.25     0.00       0.00       65,700,000.00
AF_5        5,500,000.00      5,500,000.00           0.00      17,233.33       17,233.33     0.00       0.00        5,500,000.00
AF_6       26,700,000.00     26,700,000.00           0.00      70,599.25       70,599.25     0.00       0.00       26,700,000.00
AV        314,200,000.00    312,187,056.46   4,577,085.92     370,982.29    4,948,068.21     0.00       0.00      307,609,970.54
M_1        49,000,000.00     49,000,000.00           0.00      75,950.00       75,950.00     0.00       0.00       49,000,000.00
M_2        36,750,000.00     36,750,000.00           0.00      88,608.33       88,608.33     0.00       0.00       36,750,000.00
M_3        22,750,000.00     22,750,000.00           0.00      82,279.17       82,279.17     0.00       0.00       22,750,000.00
B          10,500,000.00     10,500,000.00           0.00      44,756.25       44,756.25     0.00       0.00       10,500,000.00
TOTALS    700,000,000.00    696,606,932.70   7,621,962.27   1,188,443.11    8,810,405.38     0.00       0.00      688,984,970.43

AIO_I     102,000,000.00     95,000,000.00           0.00     395,833.33      395,833.33     0.00       0.00       89,000,000.00
AIO_II    133,000,000.00    124,000,000.00           0.00     439,166.67      439,166.67     0.00       0.00      117,000,000.00
X_IO              823.74    696,606,932.70           0.00   2,571,867.74    2,571,867.74     0.00       0.00      688,984,970.43
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314GW4      985.51811375     31.95043389   1.34687471   33.29730860          953.56767985        AF_1        1.640000 %
AF_2     152314GX2    1,000.00000000      0.00000000   1.53166667    1.53166667        1,000.00000000        AF_2        1.838000 %
AF_3     152314GY0    1,000.00000000      0.00000000   1.91083327    1.91083327        1,000.00000000        AF_3        2.293000 %
AF_4     152314GZ7    1,000.00000000      0.00000000   2.69583333    2.69583333        1,000.00000000        AF_4        3.235000 %
AF_5     152314HA1    1,000.00000000      0.00000000   3.13333273    3.13333273        1,000.00000000        AF_5        3.760000 %
AF_6     152314HB9    1,000.00000000      0.00000000   2.64416667    2.64416667        1,000.00000000        AF_6        3.173000 %
AV       152314HC7      993.59343240     14.56742813   1.18072021   15.74814835          979.02600426        AV          1.380000 %
M_1      152314HD5    1,000.00000000      0.00000000   1.55000000    1.55000000        1,000.00000000        M_1         1.800000 %
M_2      152314HE3    1,000.00000000      0.00000000   2.41111102    2.41111102        1,000.00000000        M_2         2.800000 %
M_3      152314HF0    1,000.00000000      0.00000000   3.61666681    3.61666681        1,000.00000000        M_3         4.200000 %
B        152314HG8    1,000.00000000      0.00000000   4.26250000    4.26250000        1,000.00000000        B           4.950000 %
TOTALS                  995.15276100     10.88851753   1.69777587   12.58629340          984.26424347

AIO_I    N/A            931.37254902      0.00000000   3.88071892    3.88071892          872.54901961        AIO_I       5.000000 %
AIO_II   N/A            932.33082707      0.00000000   3.30200504    3.30200504          879.69924812        AIO_II      4.250000 %
X_IO     N/A                  ######      0.00000000        #####        ######                   ###        X_IO        0.000000 %
--------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

Sec. 7.09(ii)            Distributions Allocable to Principal
                         Group I
                         Scheduled Monthly Payments                                                                   320,985.97
                         Curtailments                                                                                  46,704.07
                         Prepayments in Full                                                                        2,677,186.31
                         Loans Repurchased by Seller                                                                        0.00
                         Substitution Amounts                                                                               0.00
                         Net Liquidation Proceeds                                                                           0.00

                         Group II
                         Scheduled Monthly Payments                                                                   275,503.10
                         Curtailments                                                                                 212,140.76
                         Prepayments in Full                                                                        4,089,442.06
                         Loans Repurchased by Seller                                                                        0.00
                         Substitution Amounts                                                                               0.00
                         Net Liquidation Proceeds                                                                           0.00

                         Subordination Increase Amount                                                                      0.00
                         Excess Overcollateralization Amount                                                                0.00

Sec. 7.09(iv)            Class Interest Carryover Shortfall
                         Class AF-1                                                                                         0.00
                         Class AF-2                                                                                         0.00
                         Class AF-3                                                                                         0.00
                         Class AF-4                                                                                         0.00
                         Class AF-5                                                                                         0.00
                         Class AF-6                                                                                         0.00
                         Class AV                                                                                           0.00
                         Class M-1                                                                                          0.00
                         Class M-2                                                                                          0.00
                         Class M-3                                                                                          0.00
                         Class B                                                                                            0.00

Sec. 7.09(v)             Class Principal Carryover Shortfall
                         Subordinate Certificates
                         Class M-1                                                                                          0.00
                         Class M-2                                                                                          0.00
                         Class M-3                                                                                          0.00
                         Class B                                                                                            0.00

Sec. 7.09(vi)            Aggregate Loan Balance of Each Group
                         Group I Beginning Aggregate Loan Balance                                                 265,419,876.24
                         Group I Ending Aggregate Loan Balance                                                    262,374,999.89

                         Group II Beginning Aggregate Loan Balance                                                431,187,056.46
                         Group II Ending Aggregate Loan Balance                                                   426,609,970.54

Sec. 7.09(vii)           Overcollateralization
                         Total Overcollateralization Amount                                                                 0.00
                         Total Required Overcollateralization Amount                                                        0.00

Sec. 7.09(viii)          Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)            Substitution Amounts
                         Group I                                                                                            0.00
                         Group II                                                                                           0.00

Sec. 7.09(ix)            Loan Purchase Price Amounts
                         Group I                                                                                            0.00
                         Group II                                                                                           0.00

Sec. 7.09(x)             Weighted Average Net Coupon Rate
                         Group I                                                                                        8.1099 %
                         Group II                                                                                       7.7967 %

Sec. 7.09(xi)            Monthly Remittance Amount
                         Group I                                                                                    4,839,142.01
                         Group II                                                                                   7,379,122.98

Sec. 7.09(xiii)          Weighted Average Gross Margin - Group II Loans                                                 8.3908 %

Sec. 7.09(xiv)           Largest Loan Balance
                         Group I                                                                                      715,876.78
                         Group II                                                                                     672,372.61

Sec. 7.09(xv)            Basic Principal Amount
                         Group I                                                                                    3,044,876.35
                         Group II                                                                                   4,577,085.92

Sec. 7.09(xvi)           Net Wac Cap Carryover Paid
                         Group I                                                                                            0.00
                         Group II                                                                                           0.00

Sec. 7.09(xvi)           Remaining Net Wac Cap Carryover
                         Group I                                                                                            0.00
                         Group II                                                                                           0.00
                         Subordinate                                                                                        0.00

Sec. 7.09(xviii)         Net Wac Cap
                         Group I Net WAC Cap                                                                              6.32 %
                         Group II Net WAC Cap                                                                             6.36 %
                         Subordinate Net WAC Cap                                                                          6.36 %

Sec. 7.09(xix)           Applied Realized Loss Amounts
                         Subordinate Certificates
                         Class M-1                                                                                          0.00
                         Class M-2                                                                                          0.00
                         Class M-3                                                                                          0.00
                         Class B                                                                                            0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                                 Group 1
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                30-59 days                     32            1,551,421.82                   0.59 %
                                                60-89 days                     11              956,103.49                   0.36 %
                                                90+days                         1               32,327.72                   0.01 %
                                                Total                      44                2,539,853.03                   0.96 %
                                                 Group 2
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                30-59 days                     48            3,771,006.00                   0.88 %
                                                60-89 days                     25            2,774,529.53                   0.65 %
                                                90+days                         0                    0.00                   0.00 %
                                                 Total                         73            6,545,535.53                   1.53 %

                                                 Group Totals
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                30-59 days                     80            5,322,427.82                   0.77 %
                                                60-89 days                     36            3,730,633.02                   0.54 %
                                                90+days                         1               32,327.72                   0.00 %
                                                 Total                        117            9,085,388.56                   1.31 %


Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           1               72,000.00                 0.03 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           1              202,294.59                 0.05 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           2              274,294.59                 0.04 %

Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           2              137,505.12                 0.05 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           5              694,113.31                 0.16 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           7              831,618.43                 0.12 %

Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                                            118.00
                         Balance of Balloon Loans                                                                     9,451,012.53

Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                                              0.00
                         Group II                                                                                             0.00

Sec. 7.09(b)(vi)         Realized Losses
                         Group I
                         Monthly Realized Losses                                                                              0.00
                         Cumulative Realized Losses                                                                           0.00
                         Group II
                         Monthly Realized Losses                                                                              0.00
                         Cumulative Realized Losses                                                                           0.00

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                                              0.00
                         Group II                                                                                             0.00

Sec. 7.09(b)(viii)       60+ Delinquency Percentage (Rolling Three Month)                                                 0.3423 %

Sec. 7.09(b)(ix)         Cumulative Loss Percentage
                         Cumulative Realized Losses Since Cut-Off Date                                                        0.00
                         Aggregate Loan Balance as of the Cut-Off Date                                              700,000,823.47
                         Cumulative Loss Percentage                                                                         0.00 %

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                                          NO

                         1-Month LIBOR for Current Distribution Date                                                     1.10000 %
